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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ________

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): April 14, 1995


                           CASTLE ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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         (State or Other Jurisdiction of Incorporation or Organization)


       0-10990                                         76-0035225
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(Commission File Number)                 (I.R.S. Employer Identification No.)


 One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, PA 19087
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (610) 995-9400
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              (Registrant's telephone number, including area code)


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         (Former Name or Former Address, if Changed Since Last Report)









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      Castle Energy Corporation (the "Registrant") submits the following information:

ITEM 5.  Other Events

      On April 14, 1995, the Registrant reported that its wholly-owned subsidiary, Powerine Oil Company, fully repaid its working capital loan facility due to MG Trade Finance Company. A copy of the news release issued by the Registrant on April 17, 1995 is attached as Exhibit 99.1 to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit Number                     Description                        Page No.
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   99.1             Castle Energy Corporation Press Release,
                    dated April 17, 1995                                 4

















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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CASTLE ENERGY CORPORATION



Date: April 20, 1995                   By:  /s/ Richard E. Staedtler
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                                           Richard E. Staedtler
                                           Chief Financial Officer

















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